EX-99.18

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Willard T. Carleton a member of the Board of Trustees of the companies, trusts, and separate accounts listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, Lisa Snow, or Stewart P. Greene, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his or her name to any registration statement or periodic report filed with the Securities and Exchange Commission, any amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or periodic report.

     I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date: April 21, 2004	/s/ Willard T. Carleton

Willard T. Carleton

State of New York	)
	)	ss.
County of New York	)

     SUBSCRIBED AND SWORN to before me this 21st day of April, 2004, by Willard T. Carleton, who I have identified to be the person who signs herein.

/s/ Mark L. Serlen

NOTARY PUBLIC

My Commission Expires: July 6, 2006

EXHIBIT A

College Retirement Equities Fund
TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
TIAA Separate Account VA-1

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Eugene Flood, Jr. a member of the Board of Trustees of the companies, trusts, and separate accounts listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones or Stewart P. Greene, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his or her name to any registration statement or periodic report filed with the Securities and Exchange Commission, any amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or periodic report.

          I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Eugene Flood, Jr.

Date: April 3, 2006	Eugene Flood, Jr.

State of New York	)
	)	ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 3rd day of April, by Eugene Flood, Jr., who I have identified to be the person who signs herein.

/s/ Mark L. Serlen

NOTARY PUBLIC

My Commission Expires: July 6, 2006

EXHIBIT A

College Retirement Equities Fund
TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
TIAA Separate Account VA-1

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Howell E. Jackson a member of the Board of Trustees of the companies, trusts, and separate accounts listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones or Stewart P. Greene, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his or her name to any registration statement or periodic report filed with the Securities and Exchange Commission, any amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or periodic report.

          I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Howell E. Jackson

Date: April 3, 2006	Howell E. Jackson

State of New York	)
	)	ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 3rd day of April, 2006 by Howell E. Jackson, who I have identified to be the person who signs herein.

/s/ Mark L. Serlen

NOTARY PUBLIC

My Commission Expires: July 6, 2006

EXHIBIT A

College Retirement Equities Fund
TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
TIAA Separate Account VA-1

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Nancy L. Jacob a member of the Board of Trustees of the companies, trusts, and separate accounts listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, Lisa Snow, or Stewart P. Greene, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his or her name to any registration statement or periodic report filed with the Securities and Exchange Commission, any amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or periodic report.

          I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date: April 21, 2004	/s/ Nancy L. Jacob

Nancy L. Jacob

State of New York	)
	)	ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 21st day of April, 2004, by Nancy L. Jacob, who I have identified to be the person who signs herein.

/s/ Mark L. Serlen

NOTARY PUBLIC

My Commission Expires: July 6, 2006

EXHIBIT A

College Retirement Equities Fund
TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
TIAA Separate Account VA-1

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Bevis Longstreth a member of the Board of Trustees of the companies, trusts, and separate accounts listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, Lisa Snow, or Stewart P. Greene, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his or her name to any registration statement or periodic report filed with the Securities and Exchange Commission, any amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or periodic report.

          I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date: April 21, 2004	/s/ Bevis Longstreth

Bevis Longstreth

State of New York	)
	)	ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 21st day of April, 2004, by Bevis Longstreth, who I have identified to be the person who signs herein.

/s/ Mark L. Serlen

NOTARY PUBLIC
My Commission Expires: July 6, 2006

EXHIBIT A

College Retirement Equities Fund
TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
TIAA Separate Account VA-1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Bridget A. Macaskill a member of the Board of Trustees of the companies, trusts, and separate accounts listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, Lisa Snow, or Stewart P. Greene, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his or her name to any registration statement or periodic report filed with the Securities and Exchange Commission, any amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or periodic report.

          I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date: April 21, 2004	/s/ Bridget A. Macaskill

Bridget A. Macaskill

State of New York	)
	)	ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 21st day of April, 2004, by Bridget A. Macaskill, who I have identified to be the person who signs herein.

/s/ Mark L. Serlen

NOTARY PUBLIC
My Commission Expires: July 6, 2006

EXHIBIT A

College Retirement Equities Fund
TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
TIAA Separate Account VA-1

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that James M. Poterba a member of the Board of Trustees of the companies, trusts, and separate accounts listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones or Stewart P. Greene, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his or her name to any registration statement or periodic report filed with the Securities and Exchange Commission, any amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or periodic report.

          I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date: April 3, 2006	/s/ James M. Poterba

James M. Poterba

State of New York	)
) ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 3rd day of April, 2006 by James M. Poterba, who I have identified to be the person who signs herein.

/s/ Mark L. Serlen

NOTARY PUBLIC

My Commission Expires: July 6, 2006

EXHIBIT A

College Retirement Equities Fund
TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
TIAA Separate Account VA-1

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Maceo K. Sloan a member of the Board of Trustees of the companies, trusts, and separate accounts listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, Lisa Snow, or Stewart P. Greene, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his or her name to any registration statement or periodic report filed with the Securities and Exchange Commission, any amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or periodic report.

          I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date: April 21, 2004	/s/ Maceo K. Sloan

Maceo K. Sloan

State of New York	)
) ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 21st day of April, 2004, by Maceo K. Sloan, who I have identified to be the person who signs herein.

/s/ Mark L. Serlen

NOTARY PUBLIC

My Commission Expires: July 6, 2006

EXHIBIT A

College Retirement Equities Fund
TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
TIAA Separate Account VA-1

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Ahmed H. Zewail a member of the Board of Trustees of the companies, trusts, and separate accounts listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, Lisa Snow, or Stewart P. Greene, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his or her name to any registration statement or periodic report filed with the Securities and Exchange Commission, any amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or periodic report.

          I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date: October 19, 2004	/s/ Ahmed H. Zewail

Ahmed H. Zewail

State of New York	)
	)	ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 19th day of October, 2004, by Ahmed H. Zewail, who I have identified to be the person who signs herein.

/s/ Ivy L. Wong

NOTARY PUBLIC

My Commission Expires: February 12, 2007

EXHIBIT A

College Retirement Equities Fund
TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
TIAA Separate Account VA-1